                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


      ___________________________________________________________________



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  February 11, 1997

                            APPLIED MATERIALS, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)



         Delaware                          0-6920                                    94-1655526
--------------------------------------------------------------------------------------------------
(State or other jurisdiction               (Commission File Number)                  (IRS employer
of Incorporation)                                                                    identification
                                                                                     number)

3050 Bowers Avenue, Santa Clara, California                                          95054-3299
--------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                             (Zip Code)

Registrant's telephone number, including area code                                   (408) 727-5555
                                                                                     -------------

                                  Inapplicable
------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS


         On February 11, 1997, the Company issued a press release announcing its results of operations for the three months ended January 26, 1997. A copy of the financial statements attached to the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits


                 Exhibit Number        Exhibit
                 --------------        -------
                    99.1              Financial Statements attached to Press
                                      Release, dated February 11, 1997, of
                                      Applied Materials, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 11, 1997




                                         APPLIED MATERIALS, INC.
                                              (Registrant)



                                         By: /s/ GERALD F. TAYLOR
                                            --------------------------
                                            Gerald F. Taylor
                                            Senior Vice President and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit Number   Exhibit
--------------   -------
   99.1        Financial Statements attached to Press Release, dated
               February 11, 1997, of Applied Materials, Inc.
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